UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 4, 2005


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                0-18292                             51-2152284
        (Commission File Number)         (IRS Employer Identification No.)


    1117 PERIMETER CENTER WEST, STE. N415
               ATLANTA, GEORGIA                       30338
        (principal executive offices)               (Zip Code)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     Effective March 4, 2005, Charys Holding Company, Inc. (the "Registrant") completed the transactions contemplated by that certain Plan and Agreement of Triangular Merger between the Registrant, Charys Acquisition Company, a wholly-owned subsidiary of the Registrant (the "Subsidiary"), and CCI Telecom, Inc., a Nevada corporation ("CCI") (the "Merger"). The Plan and Agreement of Triangular Merger is attached as an Exhibit to this Current Report.

     Pursuant to the terms of the Merger, Subsidiary was merged with and into CCI. The separate existence of the Subsidiary ceased, and CCI, the surviving corporation in the Merger, became a wholly-owned subsidiary of the Registrant. As a result of the Merger, the stockholders of CCI received shares of the common stock of the Registrant in exchange for all of their shares of the CCI issued and outstanding common stock, as set forth in Attachment A to the Plan and
                                                    ------------
Agreement of Triangular Merger, which is filed as an Exhibit to this Current Report. Also, effective March 4, 2005, the Registrant executed employment agreements with each of Michael J. Novak, Jimmy Taylor, Dale Ponder and Roger Benavides, substantially in the form contained in Attachment E to the Plan and
                                                    ------------
Agreement  of  Triangular  Merger.

     The amount of consideration for all of the issued and outstanding shares of CCI pursuant to the Merger with CCI was determined following negotiations between the Registrant and CCI and is set forth in the Plan and Agreement of Triangular Merger.

     The Registrant's board of directors determined that the terms of the Merger with CCI are reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the Merger with CCI were fair from a financial point of view.

ITEM 9.01   FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial Statements of Business Acquired.

     It is not practicable to file the required historical financial statements of CCI Telecom, Inc. at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)  Pro forma financial information.

     It is not practicable to file the required historical financial statements of CCI Telecom, Inc. at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable.

     (c)  Exhibits.

     The following exhibit is filed herewith:

EXHIBIT  NO.     IDENTIFICATION  OF  EXHIBIT
------------     ---------------------------

2.1              Plan and Agreement of Triangular Merger.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 10, 2005.
                                    CHARYS HOLDING COMPANY, INC.


                                    By /s/ Billy  V.  Ray,  Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer



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